As filed with the Securities and Exchange Commission on December 6, 2002

Securities Act File No. 333-
Investment Company Act File No. 811-08244

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(check appropriate box or boxes)

☑	Registration Statement Under The Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
and/or
☑	Registration Statement Under The Investment Company Act of 1940
☑	Amendment No. 6

MORGAN FUNSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

10 W. Streetsboro Street

Hudson, OH 44236
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (330) 650-4321

BURTON D. MORGAN, Chairman

Morgan Funshares, Inc.
10 W. Streetsboro Street
Hudson, OH 44236
(Name and Address of Agent for Service)

With copies to:

JOHN F. BALLARD, ESQ.
Buckingham, Doolittle & Burroughs, LLP
1375 E. 9th St., Suite 1700
Cleveland, OH 44114
(216) 615-7323

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

      It is proposed that this filing will become effective (check appropriate box)

      ☑ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
	Amount	Maximum	Maximum
Title of Securities	Being	Offering Price	Aggregate	Amount of
Being Registered	Registered	Per Share(1)	Offering Price(1)	Registration Fee(1)

Common Shares, Without Par Value	734,993 Shares	$5.22	$3,836,663	$352.97

(1)	Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the last sales price reported on NASDAQ on December 4, 2002.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS
PROSPECTUS SUMMARY
FEE TABLE
FINANCIAL HIGHLIGHTS
CAPITALIZATION AT SEPTEMBER 30, 2002
NET ASSET VALUE AND MARKET PRICE INFORMATION
USE OF PROCEEDS
RISK FACTORS AND SPECIAL CONSIDERATIONS
THE FUND
THE OFFER
TAX CONSIDERATIONS RELATIVE TO THE FUND GENERALLY
MANAGEMENT OF THE FUND
DESCRIPTION OF CAPITAL STOCK
LEGAL PROCEEDINGS
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION
EXPERTS
AVAILABLE INFORMATION
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
GENERAL INFORMATION AND HISTORY
INVESTMENT OBJECTIVE AND POLICIES
MANAGEMENT
INVESTMENT ADVISORY AND OTHER SERVICES
ARTICLE IV
AMENDED ARTICLES OF INCORPORATION EXHIBIT 99.A.1
AMENDMENT TO ARTICLES OF INCORP EXHIBIT 99.A.2
Exhibit (A)(3) Amendment to Articles of Incorp.
Exhibit (A)(4) Amendment to Articles of Incorp.
Exhibit (A)(5) Amendment to Articles of Incorp.
Exhibit (A)(6) Amendment to Articles of Incorp.
Exhibit (B) Amended Code of Regulations
Exhibit (D)(1) Form of Specimen Cert for Com Shar
Exhibit (D)(2) Form of Subscription Certificate
Exhibit (G)(1) Investment Advisory Agreement
Exhibit (G)(2) First Amendment to Investment
Exhibit (J) Custody Services Agmt Btwn Fund/ 5/3D
Exhibit (K)(1) Security Serv Agmt Btwn Fund/ 5/3D
Exhibit (K)(2) Master Funds Transfer Agreement
Exhibit (K)(3) Accounting Services Agreement
Exhibit (N) Consent of Independent Auditors
Exhibit (R)(1) Morgan Funshares Code of Ethics
Exhibit (R)(2) Burton D. Morgan Inv Advisor CoE
Exhibit (S) Power of Attorney

PROSPECTUS

MORGAN FUNSHARES, INC.
A Closed-end Management Investment Company

587,995 Common Shares

Issuable Upon Exercise of Rights to Subscribe for Such Shares

     MORGAN FUNSHARES, INC. (the “Fund”) is issuing non-transferable rights to its shareholders. You will receive one right for each common share you own on the record date, which is [10 days before prospectus date]. These rights entitle you to subscribe for additional common shares of the Fund. You may purchase one new common share for every two rights you receive. Record date shareholders who receive fewer than two rights will be entitled to purchase one common share. Record date shareholders who exercise all their rights may purchase the common shares not acquired by other record date shareholders in this offering, subject to the limitations discussed in this prospectus. The Fund may increase the number of common shares that may be subscribed for in this offer by up to 25% of the primary subscription, or an additional 146,998 common shares, to honor record date shareholder requests to purchase more common shares.

     The rights are non-transferable and, therefore, may not be purchased or sold. The Fund’s common shares are listed on the NASDAQ Small Cap Market under the symbol “MFUN.” On [date immediately prior to prospectus date], the last reported net asset value per share of the Fund’s common shares was $         and the last reported sales price of a common share on the NASDAQ Small Cap Market was $         .

     The subscription price per share will be the average of the last sale prices reported on NASDAQ Small Cap Market for the five trading days during the Rights Exercise Period nearest to the expiration date on which actual trades occurred. (The “Rights Exercise Period” starts on the date of this prospectus and ends on the expiration date set forth herein). If actual sales occur on fewer than five days during the Rights Exercise Period, then the subscription price per share will be the average of the last sale prices reported on those days when actual sales occur. You will not know the actual subscription price per common share at the time of exercise. Because the subscription price cannot be calculated until after the expiration date, you will be required initially to pay for the common shares at the estimated subscription price of $         per share (based on approximately 95% of the last reported sales price on                   , 2002). This offer will expire at 5:00 P.M., Eastern time, on [30 days after prospectus date] unless the Fund extends the offering as described in this prospectus.

Estimated Subscription Price For the Public	Subscription Price(1)	Sales Load	Proceeds to the Fund(2)

Estimated Subscription Price Per Share:	$	None	$—

(1)	Estimated based on an assumption that the subscription price will be 95% of the last reported sales price on , 2002.

(2)	The total proceeds to the Fund assumes all 587,995 common shares are purchased at the estimated subscription price. If the Fund increases the number of common shares subject to subscription by up to 146,998 common shares, as described above, the proceeds to the Fund would be $ . The proceeds to the Fund do not reflect deduction of expenses incurred by the Fund related to the offering estimated at $150,967.

     The Fund is a non-diversified, closed-end management investment company, with an investment objective of achieving appreciation of capital. The Fund seeks to achieve that objective by investing under normal market conditions, at least 80% of the value of the Fund’s total assets in equity securities of companies which derive 50% or more of their revenues from any of the following activities: (1) manufacturing, wholesaling or retailing of alcoholic or malt beverages, soft drinks and flavorings, tobacco products, cosmetics and toiletries, health care products, disposable paper products or toys, video and electronic games, gaming equipment, sporting and recreational goods, (2) radio or television broadcasting, (3) publishing, (4) motion picture production, distribution or related services, or (5) owning or operating eating or drinking establishments, cable television networks or systems, motion picture theaters, race tracks, amusement parks, gambling resorts or other amusement or recreational services.

       An investment in the Fund is subject to a number of risks and special circumstances. See “Risk Factors and Special Considerations” beginning at page 7 and “The Fund — Investment Objective and Policies” beginning at page 8 of this prospectus.

     Shareholders who do not exercise their rights should expect that they will, at the completion of this offering, own a smaller proportional interest in the Fund than would otherwise be the case. Also, shareholders should note that because the subscription price per common share may be less than the net asset value per common share on the expiration date and because the Fund will incur expenses related to the offering, record date shareholders may experience an immediate dilution, which could be substantial, of the aggregate net asset value of their common shares as a result of this offering. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value per share or subscription price will be, or what proportion of the common shares will be subscribed. The financial impact of the dilution may be mitigated by exercising the rights and, if applicable, by purchasing shares through the oversubscription privilege.

     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission (“the Commission”) and is available without charge upon written or oral request. The additional information is contained in a “Statement of Additional Information”, the Table of Contents for which appears at page 22 in this prospectus. In order to request a copy of the Statement of Additional Information, call Fifth Third Bank, the Fund’s information agent, at (800) 837-2755, or send a written request to Fifth Third Bank at Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza MD-10AT66, Cincinnati, Ohio 45202. Prospective investors may also review the Fund’s Statement of Additional Information and other information the Fund files with the Commission at the Commission’s website, http://www.sec.gov.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is                   , 2002

i

PROSPECTUS SUMMARY

      This summary highlights some information from this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors.

Purpose of the offer	The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its common shareholders to increase the assets of the Fund so the Fund may be in a better position to take advantage of investment opportunities that may arise. The Fund’s investment adviser believes that, as a result of recent events in the financial markets, there are a number of attractive investment opportunities in the sector in which the Fund invests. The Board believes that the Fund’s expense ratio may be reduced as a result of this offering. This is because the Fund’s fixed costs (costs that are not based on a percentage of the Fund’s net assets) can be spread over a larger asset base. The issuance of additional common shares also may enhance the liquidity of the Fund’s common shares. The Board also considered that this rights offering should give record date shareholders the opportunity to purchase common shares at a price below market price and/or net asset value, and might increase the level of market interest in the Fund. The Board considered the proposed terms of the offer, the expenses of the offer, and its dilutive effect on exercising and non-exercising record date shareholders.

Important Terms of the Offer
Aggregate number of common shares	587,995 (not including up to 146,998 additional common shares the Fund may issue to cover over-subscription requests)

Number of non-transferable rights issued to each shareholder	One right for each whole common share owned on the record date

Subscription ratio	One common share for every two rights (1 for 2)

Estimated subscription price per common share	$

Subscription price per common share	The average of the last sale prices reported on NASDAQ Small Cap Market for the five trading days during the Rights Exercise Period nearest to the expiration date on which actual trades occurred. If actual sales occur on fewer than five days during the Rights Exercise Period, then the subscription price per share will be the average of the last sale prices reported on those days when actual sales occur. The Rights Exercise Period starts on the date of this prospectus and ends on the expiration date set forth herein.

Important dates to remember	Event	Date

	Record date	, 2002
	Rights Exercise Period	, 2002 to , 2003
	Expiration Date	, 2003*
	Date by which a shareholder exercising rights must deliver either (i) a subscription certificate and payment for shares or (ii) a notice of guaranteed delivery	, 2003*
	Payments and subscription certificates for Guarantees of Delivery due	, 2003
	Confirmation mailed to participants	, 2003
*Unless the offer is extended.

Over-subscription privilege	Record date shareholders who fully exercise all of the rights issued to them are entitled to subscribe for those common shares that were not subscribed for by other record date shareholders. If these requests for common shares exceed the shares available, the Fund may determine after the expiration of the offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the common shares available pursuant to the offer (up to an additional 146,998 common shares), in order to cover these requests. Regardless of whether the Fund issues such additional common shares, to the extent common shares are not available to honor all requests, the available common shares will be allocated pro rata among those record date shareholders who over-subscribe based upon the number of rights originally issued to them by the Fund. Mr. Morgan, who currently owns approximately 49.3% of the outstanding common shares of the Fund, has indicated that he currently intends to exercise rights to acquire $1 million of additional common shares. Based on the estimated subscription price per common share of $ , this would entitle Mr. Morgan to purchase common shares, or % of the 587,995 common shares eligible for purchase upon exercise of his rights in the initial offering. There can be no assurance regarding the actual exercise of such rights by Mr. Morgan.

Method for exercising rights	If you wish to exercise your rights, you may do so in the following ways:

(1)	Complete and sign the subscription certificate. Mail it in the envelope provided or deliver the completed and signed subscription certificate with payment in full to Fifth Third Bank at the address indicated on the subscription certificate. Your completed and signed subscription certificate and payment must be received by 5:00 P.M., Eastern time, on , 2003 unless the offer is extended.
(2)	Contact your broker, banker or trust company, which can arrange, on your behalf, (a) to deliver a notice of guaranteed delivery by , 2003, and (b) to deliver a properly completed and executed subscription certificate and payment by the close of business on the third business day after the expiration date of the offer. A fee may be charged for this service.

Transferability of Rights	The rights are not transferable and therefore may not be purchased or sold.

Offering Fees and Expenses	Offering expenses incurred by the Fund in executing the rights offering are estimated at $150,967.

Foreign Restrictions	Subscription certificates will not be mailed to record date shareholders whose record addresses are outside the United States. However, foreign record date shareholders will receive written notice of the offer. The rights to which such subscription certificates relate will be held by the subscription agent for such foreign record date shareholders’ accounts until instructions are received to exercise the rights. Upon request, the subscription agent will send a copy of the prospectus to such foreign record date shareholders. If no instructions have been received by the expiration date, the rights of those foreign record date shareholders will expire.

Use of Proceeds	The estimated net proceeds of the offer are approximately $ [$ less estimated costs of $150,967]. This figure is based on the estimated subscription price of $ per common share and assumes all common shares offered in the primary subscription are sold and that offering expenses estimated at approximately $150,967 are paid. If, as described above, the Fund increases the number of common shares subject to subscription by 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately $ (for total estimated net proceeds of approximately $ ).

The Fund’s investment adviser anticipates that the Fund will take up to 30 days (but in no event longer than six months) to invest or employ these proceeds in accordance with the Fund’s investment objective and policies under current market conditions. The proceeds of the offer will be held in U.S. Government securities and other high-quality, short-term money market instruments until they are otherwise invested. While the proceeds are invested in U.S. Government securities and other high-quality, short-term money market instruments, the proceeds will not be invested in securities consistent with the Fund’s investment objective.

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a % of Offering Price)	None
Dividend Reinvestment and Cash Purchase Plan Fee	None
Annual Expense (as a % of Net Assets Attributable to Common Shares)	None
Management Fees (including Investment Adviser’s fee)	.8%
Other Expenses (1)	1.2%
Administrative
Audit
Legal
Custodian fee
Total Annual Expenses	2.0%

(1)	Other expenses are based on estimated amounts for the current fiscal year.

	One year	Three years	Five years	Ten years

You would pay the following expenses on an $1,000 investment, assuming a five percent annual return:	$203	$627	$1,078	$2,327

      The Example set forth above is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Example assumes reinvestment of all dividends and other distributions at net asset value. The tables above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the “Commission”) regulations applicable to all investment companies. The Example and Fee Table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example and Fee Table.

FINANCIAL HIGHLIGHTS

      The table below sets forth certain specified information for a common share of the Fund outstanding throughout each period presented. The financial highlights for the period ended December 31, 1994, and the years ended December 31, 1995 through 2001 have been audited by McCurdy & Associates, CPA’s, independent public accountants, whose reports thereon were unqualified. The information should be read in conjunction with the financial statements and related notes included therein, which are incorporated by reference, in the Fund’s Annual Reports and Semi-Annual Report as of June 30, 2002 (unaudited), which are available without charge by contacting Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza, MD 10AT66, Cincinnati, Ohio 45202.

A. FINANCIAL HIGHLIGHTS

	Six	YEAR ENDED 12/31
	months
STATS (for each common share	ended								6/04/94 to
outstanding throughout the period)	6/30/02	2001	2000	1999	1998	1997*	1996*	1995*	12/31/94*

Per Share Operating Performance
Net Asset Value, beginning of period	$7.72	$8.18	$7.35	$7.71	$6.49	$5.37	$4.67	$3.66	$3.65
Net investment income	(.01)	(.03)	(.04)	(.04)	(.03)	.04	(.04)	.03	.02
Net realized and unrealized gain (loss) on securities	(1.04)	(.39)	.87	(.32)	1.25	1.12	.74	1.01	.01
Total from investment operations	(1.05)	(.42)	.83	(.36)	1.22	1.16	.70	1.04	.03
Distributions
Dividends (from net investment income) to preferred shareholders	0	0	0	0	0	(.04)	0	(.03)	(.02)
Dividends from net investment income to common shareholders	0	0	0	0	0	0	0	0	0
Distributions from capital gains to preferred shareholders	0	(.04)	0	0	0	0	0	0	0
Distributions from capital gains to common shareholders	0	0	0	0	0	0	0	0	0
Returns of capital to preferred shareholders	0	0	0	0	0	0	0	0	0
Returns of capital to common shareholders	0	0	0	0	0	0	0	0	0
Total distributions	0	(.04)	0	0	0	(.04)	0	(.03)	(.02)
Net Asset Value, end of period	$6.67	$7.72	$8.18	$7.35	$7.71	$6.49	$5.37	$4.67	$3.66
Per Share Market Value, end of period	$6.00	$7.15	$7.00	$6.75	$7.00	$5.75	$4.50	$4.25	$3.50
Total Investment Return	(14.05)%	(5.13)%	11.29%	(4.67)%	18.80%	21.61%	15.01%	28.29%	.68%
Ratios/supplemental data
Ratio of expenses to average net assets (before reimbursements)	2.80	1.98	2.22	1.98	2.43	1.99	2.80	2.04	1.06
Ratio of net income to average net assets (before reimbursements)	(1.01)	(.41)	(.74)	(.51)	(.86)	(.11)	(.71)	.59	.47
Ratio of expenses to average net assets (after reimbursements)	2.00	1.98	2.00	1.98	2.00	1.31	2.80	2.04	1.06
Ratio of net income to average net assets (after reimbursements)	(.21)	(.41)	(.53)	(.51)	(.43)	.58	(.71)	.59	.47
Assets
Portfolio turnover rate	0	4.08	9.05	0	0	0	0	2	6
Average Commission Rate Paid	0	0	0	0	0	0	0	0	0

*	Adjusted for a two-for-one stock split.

CAPITALIZATION AT SEPTEMBER 30, 2002

Amount Outstanding
		Exclusive of Amount	Amount Held by the
		Held by the Fund	Fund for its
Title of Class	Amount Authorized	for its Account	Account

Common Shares, no par value	2,500,000 shares*	1,175,000 shares	0 shares

*	A Certificate of Amendment to the Amended Articles of Incorporation increasing the authorized number of common shares to 2,500,000, was filed with the Ohio Secretary of State on November 25, 2002.

NET ASSET VALUE AND MARKET PRICE INFORMATION

      The common shares of the Fund are listed on the NASDAQ Small Cap Market. The following table shows, for each calendar quarter during the two most recent fiscal years ended December 31, and since the beginning of the current fiscal year: (i) the high and low net asset values (NAV) per common share of the Fund, (ii) the high and low sale prices per common share, as reported on the NASDAQ Small Cap Market, (iii) the largest premium (or, if applicable, smallest discount) and the largest discount (or, if applicable, the smallest premium) at which the common shares traded relative to the Fund’s net asset values per common share during the periods indicated, and (iv) the quarterly trading volume on the NASDAQ Small Cap Market.

			(a) High sales
			price per
	(a) High NAV		common share		(a) Largest premium
	per share		(b) Low sales		(smallest discount)
	(b) Low NAV		price per		(b) Largest discount
	per share		common share		(smallest premium)		Quarterly
Quarter							Sales volume
ending	A	B	A	B	A	B	(Total for period)

3/31/00	7.68	6.75	7.25	6.75	.37	.93	12,500
6/30/00	7.77	7.33	7.00	6.75	0.00	.65	1,000
9/30/00	8.04	7.61	6.19	3.38	0	4.43	19,800
12/31/00	8.29	7.75	7.25	6.00	0	2.19	59,600
3/31/01	8.32	7.41	7.06	7.06	0	1.17	1,000
6/30/01	8.31	7.66	8.00	6.60	.09	1.29	6,600
9/30/01	8.00	7.03	7.12	7.12	0	.69	500
12/31/01	7.93	7.38	7.15	6.25	0	1.43	5,100
3/31/02	7.84	7.38	6.60	6.42	0	1.32	1,000
6/30/02	7.55	6.67	6.80	6.00	0	1.10	4,200
9/30/02	6.75	5.69	5.95	4.80	0	1.47	17,000

      The Fund’s common shares have sometimes traded at a premium and sometimes at a discount to net asset value. See “Risk Factors.” Because shares of the Fund are thinly traded, the Fund has never undertaken any efforts to reduce discount (for instance, by repurchasing shares). The net asset value of a common share of the Fund on                     , 2002 was $          . The last reported sales price of a Fund common share on that day was $          , representing a [premium/discount] to net asset value of $           or           %.

USE OF PROCEEDS

      Assuming all common shares offered hereby are sold at the estimated subscription price of $          per share, the net proceeds of the Offer are estimated to be approximately $          ($          less estimated costs of $150,967). The Fund anticipates that investment of such net proceeds in accordance with the Fund’s investment objective and policies will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund’s investment objective and policies, the proceeds will be invested in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and other high-quality short-term money market instruments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

      An investment in the Fund is subject to a number of risks and special considerations, including the following:

      Dilution. Under some circumstances, the subscription price will be less than the then net asset value per common share, and under those circumstances the offer will result in a dilution, which could be substantial, to shareholders who do not fully exercise their rights. Although it is not possible to state precisely the amount of such a potential decrease in value, because it is not known at this time what the net asset value per common share will be at the expiration date or what proportion of the common shares will be subscribed for, such dilution could be substantial. For example, assuming that all rights are exercised at the estimated subscription price of $          , net expenses associated with the offer are $150,967, and the Fund’s net asset value otherwise remains constant, the Fund’s net asset value per common share on such date would be reduced by approximately $0.          per share. Shareholders on the record date will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their rights.

      In addition, as a result of the terms of the offer, shareholders on the record date who do not fully exercise their rights will, at the completion of the offer, suffer dilution, which could be substantial, and own a smaller proportional interest in the Fund than they owned prior to the offering. Mr. Morgan, who currently owns approximately 49.3% of the outstanding shares of the Fund, has indicated that he currently intends to exercise rights to acquire $1 million of additional common shares. Although there can be no assurance regarding the actual exercise of such rights by Mr. Morgan, in the event he exercises rights to acquire $1 million of additional common shares and other shareholders do not similarly exercise their rights, Mr. Morgan will increase his relative percentage ownership of common shares of the Fund and will have significant control on all matters brought to vote of the shareholders.

      Suspension of Offering. The Fund has, as required by the staff of the Commission, undertaken to suspend the offer until it amends this prospectus if subsequent to           , the effective date of the Fund’s registration statement, the Fund’s net asset value declines more than 10% from its net asset value as of that date. In such event, the Fund will notify shareholders of any such decline and thereby permit them to cancel their exercise of rights.

      Non-Diversified Company. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in a smaller number of issuers and, as a result, is subject to greater fluctuation in value and greater risk of loss with respect to its portfolio securities.

      Speculative Nature of Portfolio Securities. Because the industries in which the Fund invests provide goods and services which are discretionary and non-essential, they are particularly susceptible to fads, unexpected shifts in consumer tastes, preferences and spending patterns and broad economic and sociological changes, thus subjecting the securities of such companies to the risk of greater than average market volatility. For these reasons, investment in the Fund involves greater risk than is in inherent in some other mutual funds.

      Limited Liquidity. Shares in the Fund are traded on the NASDAQ. However, the shares have historically been thinly traded. As such, the Shares should be viewed as offering limited liquidity.

      Market Price Shares. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a Fund’s net asset value will decrease. The Fund cannot predict whether the shares will trade at, below, or above net asset value. The risk of purchasing shares of a closed-end investment company which might trade at a discount from net asset value is more pronounced for investors who wish to sell their shares in a relatively short period of time.

      Leverage. Although the Fund has not issued senior securities and does not presently intend to issue senior securities, the Fund has a policy which permits it to issue senior debt or equity securities (i.e., preferred stock). Such “leveraging” of the Fund involves additional risks including the risk of higher volatility of both the net asset value and market value of the common shares than if the Fund were not leveraged. Unless and until senior securities are issued, the Fund will not be leveraged and the special leverage considerations referred to in this paragraph will not apply.

      Reliance Upon Key Personnel. The Fund’s investment adviser is Burton D. Morgan, a sole proprietor. Mr. Morgan does not rely upon other portfolio managers to provide investment advice to the Fund. The Fund relies upon the continued services provided by Mr. Morgan. In the event Mr. Morgan, who is currently 86 years of age, were unable to provide investment advice to the Fund, the Fund would need to seek the services of another investment adviser. Any delay in retaining such services could have an adverse impact on the Fund. The Board of Directors has initiated a succession plan to limit any such impact.

THE FUND

General

      The Fund is a non-diversified, closed-end management investment company, with an investment objective of achieving appreciation of capital, primarily through investments in equity securities of the types of companies described under the caption “Investment Objective and Policies,” below. No assurance can be given that the Fund will achieve its investment objective. See “Risk Factors.”

      The Fund was initially incorporated in July, 1983 under the laws of the State of Ohio, and under the name SinShares, Inc. On August 31, 1989, the Fund’s name was changed from SinShares, Inc. to FunShares, Inc. The name change arose out of marketing considerations. At that time, the Fund began operating as a privately-held investment fund. On April 26, 1994, the Fund again changed its name to MORGAN FUNSHARES, INC., also for marketing reasons. On June 2, 1994, the Fund went public as a closed-end management investment company. The settlement from the initial offering occurred on June 30, 1994.

Investment Objective and Policies

      The investment objective of the Fund is to obtain appreciation of capital. The Fund seeks to achieve that objective by investing, under normal market conditions, at least 80% of the value of the Fund’s total assets in equity securities (including common stock, preferred stock and convertible bonds) of companies which derive 50% or more of their revenues from any of the following activities: (1) manufacturing, wholesaling or retailing of alcoholic or malt beverages, soft drinks and flavorings, tobacco products, cosmetics and toiletries, health care products, disposable paper products or toys, video and electronic games, gaming equipment, sporting and recreational goods, (2) radio or television broadcasting, (3) publishing, (4) motion picture production, distribution or related services, or (5) owning or operating eating or drinking establishments, cable television networks or systems, motion picture theaters, race tracks, amusement parks, gambling resorts or other amusement or recreational services. The remainder of the Fund’s assets, under normal market conditions, are invested in equity securities of companies in other industries which are believed to afford attractive opportunities for investment appreciation. However, when the investment adviser believes that a temporary defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Fund may invest temporarily in money market instruments having a maturity of 2 years or less, such as obligations of the U.S. Government and its agencies and instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks, savings and loan associations and similar institutions, and commercial paper rated A-1 or A-2 by Standard & Poor’s Corporation.

      Emphasis is placed on large, well-capitalized companies listed on the national securities exchanges or actively traded on the over-the-counter market. However, from time to time the Fund invests in securities of smaller or emerging companies believed to afford attractive opportunities for investment appreciation. Securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies. The Fund may borrow from banks for temporary or emergency purposes, but not in excess of 5% of the Fund’s net assets.

      The Fund may invest up to 15% of its assets in companies which have a record of fewer than three years’ continuous operation or which are subject to restrictions on disposition because they are acquired in “private placement” transactions. Generally, the Fund is unable to sell these “restricted” securities publicly without the expense and time required by registering such securities under the Securities Act of 1933 (the “Securities Act”) or selling the securities under Rule 144 of the Securities Act which permits only limited sales under specified conditions. In addition, practical limitations may inhibit the Fund’s ability to sell or distribute any such securities, since such companies may be privately held and the markets will be illiquid. All of these limitations on the liquidity of the Fund’s possible investments in restricted securities could prevent any sale thereof or result in delay of any sale or reduction in the amount of proceeds that might otherwise be realized. The Fund intends to consider these restrictive factors in the valuation of any possible investments in restricted securities.

      The Fund does not invest more than 5% of its portfolio in convertible debt securities rated BB or lower by Standard & Poor’s Corporation or unrated convertible debt securities which, in the opinion of the investment adviser, are of comparable quality. Securities rated BB or lower by Standard & Poor’s are usually considered lower-rated securities and have speculative characteristics. In addition, the Fund may invest in debt securities rated BBB or higher without regard to this percentage limitation. In the case of BBB rated debt securities, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

      The Fund’s investment policy is based on the belief that consumer consumption of the goods and services sold by the types of companies described above is to a great extent habitual and that, as a consequence, sales of such items will have a tendency to remain strong even in times of economic stagnation or downturn. Accordingly, it is believed that securities of such companies have the potential of outperforming general market indexes in the long term. There can be no assurance that the objective of the Fund will be realized. See “Risk Factors.” The Fund is not intended to provide a complete and balanced investment program for an investor.

Dividends and Distributions

      It is the policy of the Fund to distribute at least annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code and to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

      Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes as discussed below.

      The Fund may also, from time to time, pay dividends in excess of net investment income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

Net Asset Value

      Mutual Shareholder Services, the Fund’s accounting services agent, computes the Fund’s net asset value (“NAV”) daily. NAV is calculated by dividing the total net assets owned by the Fund by the number of Fund shares owned by investors.

      The Fund does not reinvest dividends paid to shareholders. For purposes of computing the NAV for performance figures set forth in the Fund’s annual reports to shareholders, the Fund adds the per share dividend amount back into the share price. This figure more accurately reflects the effect of dividends on Fund performance. Consequently, the NAV numbers presented in the Fund’s annual reports may vary from actual NAV. The Fund uses actual NAV for Wall Street Journal reporting and internal reporting.

Performance Information

      Since the Fund’s inception in 1994, a share in the Fund has experienced 80.94% growth. The share price on June 30, 1994 was $3.60; on November 19, 2002, the same share traded at $6.52. This represents a 7.32% annualized rate of return. As such, the Fund’s performance has lagged slightly behind performance of an investment in the NASDAQ (which shows 8.26% annualized rate of return for the same period), the Dow Jones

Industrial (showing a 10.65% annualized rate of return over the same period), and the S&P 500 (showing an 8.73% annualized rate of return for the period).

      From December 31, 2001 through November 19, 2002, a share in the Fund lost 20.29% of its value, compared to a loss of 15.43% for Dow Jones Industrials, 21.89% for S&P 500, and 29.53% for NASDAQ.

THE OFFER

Purpose of the Offer

      The Fund is seeking through the Offer to provide existing shareholders of the Fund an opportunity to purchase additional common shares at a price that will be below market value without paying a brokerage commission. The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Directors concluded that an increase in the assets of the Fund would enable the Fund to take advantage of investment opportunities. The Board also concluded that an increase in the assets of the Fund through a well-subscribed offer could tend to reduce the Fund’s expense ratio in the future, after the expenses associated with the offer have been recouped. The Board observed that a lower expense ratio, if achieved, would be of long term benefit to holders of common shares, although no assurance can be given that the Fund will in fact achieve lower expenses in the future, as the Fund cannot predict with certainty its expenses over time. See “The Fund” and “Description of Capital Stock.” The Board considered that a well-subscribed offer could also tend to increase liquidity on the NASDAQ Small Cap Market, where the Fund’s common shares are traded, by increasing the number of outstanding shares.

      In considering the Offer, the Board considered that the offer will reduce the net asset value of the Fund’s common shares and will adversely affect any holder of common shares who fails or is unable to exercise his or her rights. The Board also took note of the fact that the possible beneficial effects of the offer would be reduced to the extent expenses associated with the offer were high and the offer was not well subscribed.

      Reflecting the foregoing considerations, the Board has established the terms of the offer on a basis which is intended to provide all existing shareholders with an equal opportunity to exercise the rights and to achieve full or substantial subscription. The Board established the subscription price and the exchange ratio with a view toward providing an incentive to exercise the rights. In this regard, the Board has noted that an existing shareholder who seeks to maintain rather than increase his or her investment in the Fund may sell a portion of his or her shares of the Fund sufficient to provide, after expenses including commissions, funds for the exercise of rights. The Board has also sought to reduce costs associated with the offer by, among other things, engaging an information agent rather than paying commissions to a broker or a dealer-manager.

      There can, of course, be no assurance that the offer will be successful or that the objectives sought by the Board will be achieved, as in the case of any rights offer. However, following analysis and discussion of the offer and consideration of its terms at a series of meetings over the past year, the Board of Directors has determined that the offer, if successful, would result in a net benefit to existing shareholders. The offer was approved unanimously by all the directors, present and voting at a meeting of the Board of Directors at which a quorum was present and acting throughout, and by all of the Fund’s directors, including the directors who are not “interested persons” of the Fund. It should be noted that the investment adviser will benefit from the offer because its fee is based on the level of the Fund’s net assets attributable to common shares, which will increase as a result of the issuance of common shares in connection with the offer. The benefit to the investment adviser was not a material element of the Board’s deliberations.

      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of common shares and on terms which may or may not be similar to this offer. Any such further rights offering will be made in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

Terms of the Offer

      The Fund is issuing to record date shareholders, as of the close of business on           , rights to subscribe for the common shares. Each record date shareholder will receive one non-transferable right for each common share of the Fund owned on the record date. The rights entitle the holders thereof to acquire, at the subscription price, one common share for each two rights held. Record date shareholders holding a number of rights that is not an integral multiple of two will receive one additional right. In the case of shares held of record by a depository or nominee, additional rights to be received by beneficial owners for whom the depository or nominee is the holder of record will be issued to the depository or nominee only if the depository or nominee provides to the Fund on or before the close of business on           written representation as to the number of additional rights required for such issuance. The rights are evidenced by subscription certificates which will be mailed to record date shareholders, except that subscription certificates will not be mailed to record date shareholders whose record addresses are outside the United States. See “The Offer — Foreign Shareholders.”

      The subscription price of the shares to be issued pursuant to the rights is the average of the last sale prices reported on NASDAQ Small Cap Market for the five trading days during the Rights Exercise Period nearest to the expiration date on which actual trades occurred). If actual sales occur on fewer than five days during the Rights Exercise Period, then the subscription price per share will be the average of the last sale prices reported on those days when actual sales occur. A trading day is a day on which the NASDAQ Small Cap Market is open for trading and which is not a Saturday, Sunday, or other day on which banks in the City of Cleveland, Ohio are authorized or obligated by law to close. The Rights Exercise Period starts on the date of this prospectus and ends on the expiration date set forth herein. Exercising rightholders, including both rightholders purchasing common shares in the primary subscription and those who purchase shares pursuant to the over-subscription privilege, will not know the actual subscription price at the time of exercise and will be required initially to pay for the common shares at the estimated subscription price of           per share (based on approximately 95% of the last reported sales price on                     , 2002). The actual subscription price may be more than the estimated subscription price. Exercising rightholders will have no right to rescind a purchase after receipt by the subscription agent of their payment for common shares. The Fund chose this calculation for computing the subscription price because the Fund’s common shares are so infrequently traded.

      Completed subscription certificates may be delivered to the subscription agent at any time during the rights exercise period, which commences on the date of this prospectus and ends at 5:00 p.m., Eastern time, on           , 2003, unless extended by the Fund. See “Expiration of the Offer.”

      Any rightholder who fully exercises all rights held by such rightholder in the primary subscription is entitled to subscribe for common shares which were not otherwise subscribed for in the primary subscription pursuant to the over-subscription privilege. Common shares acquired pursuant to the over-subscription privilege may be subject to allotment, which is more fully discussed below in “Over-Subscription Privilege.”

      There is no minimum number of rights that must be exercised in order for the Offer to close.

Expiration of the Offer

      The Offer will expire at 5:00 p.m., Eastern time, on           , 2003, unless extended by the Fund. Rights will expire on the expiration date and may not be exercised thereafter. The Fund may elect to extend the Offer for up to 30 days after                     , 2003. Any extension, termination or amendment of the Offer will be followed as promptly as practicable by an announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

      The subscription agent is Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza MD-10AT66, Cincinnati, Ohio 45202, (800) 837-2755, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $7,000 and reimbursement for all out-of-pocket expenses related to the offer. Questions regarding the subscription certificates should be directed to Fifth Third at the above address or phone number. Signed subscription certificates should be sent to Fifth Third Bank by one of the methods described below. The Fund reserves the right to accept subscription certificates actually received on a timely basis at the address listed.

Information Agent

      The information agent for the Offer is as follows:

Fifth Third Bank
Corporate Trust Operations
38 Fountain Square Plaza MD-10AT66
Cincinnati, Ohio 45202
(800) 837-2755

      The information agent will receive a fee estimated to be $4,250 and reimbursement for all out-of-pocket expenses related to the offer.

Exercise of Rights

      Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment for the common shares as described below under “Payment for Shares.” Rightholders may also exercise rights by contacting a broker, bank or trust company who can arrange, on behalf of the rightholder, to guarantee delivery of payment and of a properly completed and executed subscription certificate. The broker, banker, or trust company may charge a fee for this service. Completed subscription certificates and full payment for the common shares subscribed for must be received by the subscription agent prior to 5:00 p.m., Eastern time, on the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”), at the office of the subscription agent at the address set forth above.

      Qualified financial institutions who hold common shares as nominee for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the rights. For purposes of this prospectus, “Qualified financial institution” shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment. In addition, beneficial owners of common shares or rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions.

      An exercising rightholder will have no right to rescind a purchase after the subscription agent has received payment. See “Payment for Common Shares.”

Oversubscription Privilege

      If rightholders do not exercise all of the rights held by them on primary subscription, any common shares for which subscriptions have not been received (the “excess shares”) will be offered by means of the over-subscription privilege to those rightholders who have exercised all the rights held by them on primary subscription and who wish to acquire more than the number of common shares for which the rights held by them are exercisable. Rightholders who exercise on primary subscription all of the rights held by them will be asked to indicate on their subscription certificates how many common shares they would desire to purchase pursuant to the over-subscription privilege. If sufficient excess common shares remain as a result of unexercised rights, all over-subscriptions will be honored in full. If sufficient common shares are not available after completion of the primary subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the common shares available pursuant to the Offer (up to an additional 146,998 common shares) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional common shares, and to the extent common shares are not available to honor all over-subscription requests, the available common shares will be allocated first among rightholders who subscribe for an aggregate of 1,000 or fewer common shares (inclusive of common shares subscribed for by such rightholders in the primary subscription). Common shares remaining thereafter will be allocated among those who over-subscribe based on the number of rights originally exercised by them in the primary subscription. The percentage of excess common shares each over-subscribing exercising rightholder may acquire may be rounded up or down to result in delivery of whole common shares. The allocation process may involve a series of allocations in order to assure that the total number of common shares available for over-subscriptions is distributed on a pro rata basis. Each rightholder is required to purchase all allocated over-subscription common shares requested on the subscription certificate.

      The Fund will not offer or sell any common shares in connection with the Offer that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

      Qualified financial institutions and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised as to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of common shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full.

Payment for Common Shares

      Exercising rightholders who acquire common shares on primary subscription or pursuant to the over-subscription privilege may choose between the following methods of payment:

      (1) An exercising rightholder may send the subscription certificate, together with payment for the common shares acquired on primary subscription and for any additional common shares subscribed for pursuant to the over-subscription privilege, to the subscription agent, calculating the total payment on the basis of the estimated subscription price of $          per common share (based on approximately 95% of the last reported sales price on                     , 2002). To be accepted, such payment, together with the properly completed and executed subscription certificate, must be received by the subscription agent at the subscription agent’s office at the address set forth above, prior to 5:00 p.m., Eastern time, on                     , 2003. Exercise of the rights by this method is subject to actual collection of checks by 5:00 p.m. on the third business day after the expiration date. The subscription agent will deposit all share purchase checks and any orders received by it prior to the final payment date into a segregated interest bearing account pending proration and distribution of common shares or return of funds. All interest earned on such funds will accrue to the benefit of the Fund. A PAYMENT PURSUANT TO THIS METHOD (1) MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CERTIFIED OR CASHIER’S CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, (2) MUST BE PAYABLE TO MORGAN FUNSHARES, INC., AND (3) MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

      The method of delivery of subscription certificates and payment of the subscription price to the Fund will be at the election and risk of the exercising rightholders, but if sent by mail, it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent prior to 5:00 p.m., Eastern time, on the expiration date and clearance of payment prior to 5:00 p.m., Eastern time, on the third business day after the expiration date.

      (2) Alternatively, a subscription will be accepted by the subscription agent if, prior to 5:00 p.m., Eastern time, on           , the subscription agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise, from an Exchange member, a bank, a trust company, or other financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, guaranteeing delivery of (i) payment of the full subscription price for the common shares subscribed for on primary subscription and any additional common shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed subscription Certificate, and, (iii) if applicable, a Nominee Holder Over-Subscription Form. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed subscription certificate together with full payment is not received by the subscription agent by the close of business on the third business day after the expiration date.

      On or before the fifteenth business day after the expiration date, the subscription agent will send to each exercising rightholder (or, if common shares are held by a depository or nominee, to the depository or nominee), a confirmation showing (i) the number of common shares purchased pursuant to the primary subscription and, if applicable, the over-subscription privilege, (ii) the per share and total purchase price for the common shares, (iii) any excess to be refunded by the Fund to such rightholder as a result of payment for common shares pursuant to the over-subscription privilege which the rightholder is not acquiring, and (iv) any additional amount payable by such rightholder to the Fund or any excess to be refunded by the Fund to such rightholder, in each case, based on the actual subscription price as determined on the expiration date. Any additional payment required from rightholders must be received by the subscription agent within seven business days after the confirmation date. Any excess payment to be refunded by the Fund to a rightholder will be mailed by the subscription agent as promptly as practicable. An exercising rightholder will have no right to rescind a purchase after the subscription agent has received payment, either by means of a notice of guaranteed delivery or a check. See “Delivery of Shares.”

      Whichever of the two methods described above is used, issuance of the common shares purchased is subject to collection of checks and actual full payment. If a rightholder who subscribes for common shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due, the subscription agent reserves the right to take any or all of the following actions: (i) find other shareholders for such subscribed and unpaid for common shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares which could be acquired by such holder upon exercise of the primary subscription and/or over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares.

      All questions concerning the timeliness, validity, form, and eligibility of any exercise of rights will be determined by the subscription agent, whose determinations will be final and binding. The subscription agent in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the subscription agent determines in its sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

      Shareholders whose common shares are held of record by a depository or nominee on their behalf or their broker-dealers’ behalf will have any common shares acquired on primary subscription and pursuant to the over-subscription privilege credited to the account of such other depository or nominee. With respect to all other shareholders, certificates for all common shares acquired on primary subscription and pursuant to the over-subscription privilege will be mailed within fifteen business days after the confirmation date and after full payment for the common shares subscribed for has been received and cleared, which clearance may take up to fifteen days from the date of receipt of the payment.

Foreign Shareholders

      Subscription certificates will not be mailed to record date shareholders whose record addresses are outside the United States. The term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States. However, foreign record date shareholders will receive written notice of the offer. The rights to which such subscription certificates relate will be held by the subscription agent for such foreign record date shareholders’ accounts until instructions are received to exercise the rights. Upon request, the subscription agent will send a copy of the prospectus to such foreign record date shareholders. If no instructions have been received by the expiration date, the rights of those foreign record date shareholders will expire.

Federal Income Tax Consequences of Offer

      The U.S. federal income tax consequences to holders of common shares with respect to the Offer will be as follows:

1. The distribution of rights to record date shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

2. The basis of a right will be (a) to a holder of common shares to whom it is issued and who exercises the right (i) if the fair market value of the right immediately after issuance is less than 15% of the fair market value of the common shares with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the rights are received, to allocate the basis of the common shares between the right and the common shares based on their respective fair market values immediately after the right is issued), and (ii) if the fair market value of the right immediately after issuance is 15% or more of the fair market value of the common shares with regard to which it is issued, a portion of the basis in the common shares based upon their respective fair market values immediately after the right is issued and (b) to a holder of common shares to whom it is issued and who allows the right to expire, zero.

3. The holding period of a right received by a record date shareholder includes the holding period of the common shares with regard to which the right is issued.

4. If the right is exercised by the record date shareholder, the basis of the common shares received will include the basis, if any, allocated to the right and the amount paid upon exercise of the right.

5. If the right is exercised, the holding period of the common shares acquired begins on the date the right is exercised.

      The Fund is required to withhold and remit to the U.S. Treasury 30% of reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding.

      The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the rights offering. Rightholders should consult their own tax advisers concerning the tax consequences of this transaction. See “Taxation.”

Notice of Decline in Net Asset Value

      The Fund has, as required by the staff of the Commission, undertaken to suspend the offer until it amends this prospectus if subsequent to           , the effective date of the Fund’s registration statement, the Fund’s net asset value declines more than 10% from its net asset value as of that date. In such event, the Fund will notify shareholders of any such decline and thereby permit them to cancel their exercise of rights.

TAX CONSIDERATIONS RELATIVE TO THE FUND GENERALLY

      The following discussion offers only a brief outline of the federal income tax consequences of investing in the common shares. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

Federal Income Tax Treatment of the Fund

      The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the “Code”) and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

      As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid), the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (i.e., the Fund’s net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. See “Federal Income Tax Treatment of Holders of Common Shares” below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

      To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Federal Income Tax Treatment of Holders of Common Shares

      The Fund’s income will consist of net investment income and may also consist of net capital gains. The Fund intends to designate distributions made with respect to the common shares as consisting of particular types of income (net capital gains, ordinary income and dividend income). Distributions of the Fund’s net investment income are taxable to shareholders as ordinary income. Distributions of the Fund’s net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains regardless of the length of time the common shares have been held by the holders. Distributions in excess of the Fund’s earnings and profits will first reduce a shareholder’s adjusted tax basis in his or her common shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of common shares who holds his or her common shares as a capital asset.

      Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

      Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gains to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gains”).

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November and December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

      Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the common shares dividend representing the shareholder’s portion of the Fund’s eligible dividend income. The Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirement of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction.

      The Fund will notify shareholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitutes ordinary income (including any portion thereof qualifying for the dividends received deduction generally available to corporations), return of capital, and capital gain.

Sale of Shares

      The sale of common shares (including transfers in connection with a redemption or repurchase of such common shares or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their basis in their shares and the amount received in exchange therefor. If such common shares are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such shareholders have held the shares for more than one year. Any loss realized upon a taxable disposition of common shares held for six months or less will be treated as a long-term loss to the extent of any distributions of net capital gains received with respect to such shares. All or a portion of any loss realized upon a taxable disposition of common shares may be disallowed if other common shares are purchased by the shareholder within 30 days before or after the disposition.

Backup Withholding

      The Fund may be required to withhold for federal income taxes 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax, Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Taxation

      In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty may apply to distributions to shareholders (except to those distributions designated by the Fund as capital gains dividends) that are nonresident aliens or foreign partnerships, trusts or corporations. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in the common shares.

MANAGEMENT OF THE FUND

The Board of Directors

      The business and affairs of the Fund are managed under the direction of its Board of Directors as required by Ohio law. The day-to-day operations of the Fund are conducted through or under the direction of its officers. By virtue of the responsibilities assumed by Burton D. Morgan as investment adviser (see below), the Fund does not have executive employees other than its officers, none of whom devotes full time to the affairs of the Fund. The Fund pays each disinterested director a fee of $100 per meeting attended and reimburses each such director for travel and out-of-pocket expenses.

      The following table contains information on the Fund’s current directors.

				Number of
				Portfolios
				in Fund
	Positions	Term of Office		Complex
	Held With	and Length of	Principal Occupation	Overseen	Other Directorships
Name, Address, and Age	Registrant	Time Served	During Past 5 Years	by Director	Held by Director*

Disinterested Directors
William A. Dougherty 10 W. Streetsboro Street Hudson, OH 44236 Age: 44	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President and Chief Executive Officer of Morgan Bank, N.A.	1	None

J. Martin Erbaugh 5100-C Darrow Road Hudson, OH 44236 Age: 55	Director of the Fund	Has served since 1994 Current term expires at Annual Meeting for 2003	President of The JM Erbaugh Company.	1	Chairman of the Board of Directors of Lesco, Inc. (a manufacturer and seller of lawn care and golf course maintenance products)

William H. Fellows FC Machine Tool & Design 1474 Main Street Cuyahoga Falls, OH 44221 Age: 85	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	Independent Consultant to FC Machine Tool & Design, Inc. (a manufacturer of metal parts).	1

James M. Hojnacki 75 East Market Street Akron, OH 44308 Age: 41	Director of the Fund	Has served since 1996 Current term expires at Annual Meeting for 2003	Regional Vice President for Provident Bank	1	None

John P. Laird 1360 N. Sandburg Terrace Suite 1703 Chicago, IL 60610 Age: 61	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President of JPL Associates, Inc. (a marketing consulting firm) since 1995 Director of Business Development for SGS Net, LLC (internet design/marketing company) from 2000 to present Registered Representative with Financial Network Investment Corp. (an investment advisory company) since 2001	1	None

Leonard W. Lindh 53 Trumbull Drive Hudson, OH 44236 Age: 75	Director of the Fund	Has served since October, 2002 Current term expires at Annual Meeting for 2003	National Accounts Manager of Farrel Corp. from 1956-1999	1	None

				Number of
				Portfolios
				in Fund
	Positions	Term of Office		Complex
	Held With	and Length of	Principal Occupation	Overseen	Other Directorships
Name, Address, and Age	Registrant	Time Served	During Past 5 Years	by Director	Held by Director*

Interested Directors
Burton D. Morgan** 10 W. Streetsboro St. Hudson, OH 44236 Age: 86	Director and Chairman of the Board of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Chairman of Morgan Bank, N.A. President of Basic Search, Inc. (a venture capital firm) Investment Adviser (sole proprietorship)	1	Director of Multi Color, Inc. Director of Morgan Adhesives, Inc. (an adhesives manufacturer)

Robert F. Pincus** 1404 E. 9th St., 6th Floor Cleveland, OH 44114 Age: 58	Director of the Fund President of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Assistant Vice President, Senior Investment Executive with Fifth Third Securities, Inc. since 2001. Employed by various affiliates of Fifth Third and its predecessor Maxus since 1985.	1	None

James C. Onorato** 6559 Wilson Mills Rd., #102 Cleveland, OH 44143 Age: 46	Director of the Fund Vice President of the Fund	Has served as director since 1998 Current term expires at Annual Meeting for 2003	President of Summit Capital, Inc. (a financial services company) since 1998 Vice President/ Portfolio Manager for Maxus Investment Group (now Fifth Third/ Maxus Investment Advisors) from 1995-1997	1	None

*	Only directorships in publicly held companies are set forth here.

**	Mr. Morgan is an “interested person” as defined by the Investment Company Act of 1940 by reason of being an officer of the Fund, by reason of his acting as investment adviser to the Fund and by reason of his beneficial ownership of approximately 49.3% of the outstanding common shares of the Fund. Messrs. Pincus and Onorato are “interested persons” due to their serving as officers of the Fund. Additionally, Fifth Third Bank, Mr. Pincus’ employer, is related to Fifth Third Securities, an entity which frequently executes trades for the Fund.

The Investment Adviser

      Burton D. Morgan (“the Adviser” or “Mr. Morgan”), a sole proprietor with offices at 10 West Streetsboro Street, Hudson, Ohio, was selected by the Fund’s Board of Directors to serve as the Fund’s investment adviser starting April 2, 1996. Mr. Morgan has been a registered investment adviser since October 1995. The Fund is Mr. Morgan’s sole client. Other than his six years of service as Investment Adviser to the Fund, Mr. Morgan has no formal experience as an investment adviser. The terms and conditions of Mr. Morgan’s relationship with the Fund are set forth in an Investment Advisory Agreement dated April 2, 1996, as modified by an Amendment to Investment Advisory Agreement dated February 19, 2001.

      The advisory agreement provides that Mr. Morgan is entitled to receive an annual fee of .80% of the average value of the Fund’s net assets payable monthly. The advisory agreement also provides that the adviser will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the adviser with respect to that fiscal year. Mr. Morgan received an advisory fee from the Fund for the fiscal year ended December 31, 2001 in the amount of $75,088, net of reimbursements.

      Mr. Morgan advises the Fund in accordance with the Fund’s investment objective, policies and limitations as stated in the Fund’s prospectus and statement of additional information. He also makes investment decisions with respect to the Fund’s assets and places orders to purchase and sell securities. In all of these efforts, Mr. Morgan is supervised by the Fund’s Board of Directors. Mr. Morgan does not rely upon any other portfolio managers in providing investment advice to the Fund.

      The advisory agreement automatically renews each year if it is approved by the Fund’s Board of Directors, or by a vote of a majority of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not interested persons of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. The advisory agreement may be terminated by the Fund at any time without penalty, upon the vote of the majority of the Fund’s Board of Directors or by vote of the majority of the Fund’s outstanding voting securities, upon notice to the Fund. The advisory agreement may also be terminated by the adviser at any time without penalty.

      Under the advisory agreement, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with a matter to which the advisory agreement relates. However, nothing in the advisory agreement protects the adviser against liability to the Fund or to the holders of the Fund’s common shares for willful misfeasance, bad faith, or gross negligence on his part in the performance of his duties. The adviser is also not protected from liability resulting from his reckless disregard of his obligations and duties under the advisory agreement.

      In addition to serving as the investment adviser, Mr. Morgan is a director of the Fund and the Chairman of the Board of Directors.

      The Fund bears all costs of its operation other than those incurred by the investment adviser under the advisory agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund’s administration, record keeping and accounting, fees and expenses for the custodian of the Fund’s assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and shareholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the directors, and any extraordinary expenses.

Administration and Support

      The Fund does not employ any administrators. Its routine business is conducted by the investment adviser, Fund officers, and retained professionals (accountants, financial management professionals, legal counsel). Fifth Third Bank serves as the Fund’s custodian and transfer agent. Mutual Shareholder Services provides bookkeeping services.

Expenses

      The Fund makes daily accruals for payment of its general administrative expenses (not to exceed 2.0% of Fund assets, as set forth above). Expenses incurred in connection with the rights offering will be paid out of rights offering proceeds.

Control Persons

      Burton D. Morgan holds an approximately 49.3% ownership interest in the Fund and, as such, qualifies as a “control person” under Commission rules and regulations.

Portfolio Execution

      Orders for transactions in portfolio securities are placed by the investment adviser with securities broker-dealers with the objective of obtaining the best available price, investment services, and execution. Costs of execution (commissions) is an important consideration, but may not be the overriding determinant. Based upon these considerations, the investment adviser makes substantial use of the services of Fifth Third Securities, but is not required to do so.

DESCRIPTION OF CAPITAL STOCK

Common Shares

      The following is a brief description of the terms of the capital stock of the Fund. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles of Incorporation, as amended, which establish and fix the rights and preferences of the common shares. A copy of the Articles is filed as an exhibit to the registration statement of which this prospectus is a part and may be inspected and copies thereof may be obtained as described under “Additional Information.”

      The authorized capital stock of the Fund consists of 2,500,000 common shares, without par value, of which 1,175,000 were issued and outstanding as of the date of this prospectus. Shares of the Fund are non-assessable and have no conversion, preemptive or other subscription rights. Holders of common shares are entitled to one vote per share on all matters to be voted upon by shareholders and are unable to cumulate their votes in the election of Directors. Thus, holders of more than 50% of the common shares voting for the election of Directors have the power to elect 100% of the Directors. The Fund holds annual meetings of shareholders. All common shares are equal as to assets, earning, and the receipt of dividends, if any, as may be declared by the Board of Directors out of funds available therefore. In the event of liquidation, dissolution, or winding up of the Fund, each common share is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses.

Leverage

      Although the Fund has not issued senior securities and does not presently intend to issue senior securities, the Fund has a policy which permits it to issue senior debt or equity securities (i.e., preferred stock). Such “leveraging” of the Fund involves additional risks including the risk of higher volatility of both the net asset value and market value of the Shares than if the Fund were not leveraged. Unless and until senior securities are issued, the Fund will not be leveraged and the special leverage considerations referred to in this paragraph will not apply.

LEGAL PROCEEDINGS

      The Fund is not currently a party to any legal proceedings material to this offer. An opinion regarding the valid issuance of the common shares and certain other matters of Ohio law will be rendered by Buckingham, Doolittle & Burroughs, LLP, Cleveland, Ohio.

FOR STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY	3
INVESTMENT OBJECTIVE AND POLICIES	3
MANAGEMENT	5
A. DIRECTORS	5
B. BOARD COMMITTEES	6
C. DIRECTORS’ OWNERSHIP INTERESTS IN THE FUND	8
D. DIRECTORS’ RELATIONSHIPS WITH THE INVESTMENT ADVISER AND RELATED ENTITIES	8
E. COMPENSATION OF DIRECTORS AND OFFICERS	8
F. CODE OF ETHICS	9
G. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	9
INVESTMENT ADVISORY AND OTHER SERVICES	9
A. INVESTMENT ADVISER	9
B. OTHER MANAGEMENT SERVICES	10
BROKERAGE ALLOCATION AND OTHER PRACTICES	10
FINANCIAL STATEMENTS	11

EXPERTS

      The audited balance sheet of the Fund, including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented appearing in the Fund’s annual report and incorporated herein by reference to the extent and for the periods indicated in their report have been audited by McCurdy & Associates, CPA’s, Inc. independent public accountants, as set forth in their report thereon incorporated herein by reference, and are included herein upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

      The Fund sends unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Additionally, the information can be accessed through the Commission’s website at http://www.sec.gov.

      Additional information regarding the Fund is contained in the registration statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to the common shares filed by the Fund with the Commission. This prospectus does not contain all of the information set forth in the registration statement, including the Statement of Additional Information and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the common shares offered hereby, reference is made to the registration statement. Statements contained in this prospectus as to the contents of the Articles of Incorporation or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

FINANCIAL STATEMENTS

      The Fund’s Annual Report, which includes financial statements and the related report of McCurdy & Associates, CPA’s, Inc. independent public accountants, for the fiscal year ended December 31, 2001, and the Fund’s Semi-Annual Report as of June 30, 2002 (unaudited), which accompany this prospectus, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund’s annual report and semi-annual report that was incorporated herein shall be deemed modified or superseded for purposes of this prospectus to the extent a statement contained in this prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this prospectus. The Fund will furnish, without charge, a copy of its annual and semi-annual reports upon request to Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza, MD10AT66, Cincinnati, OH 45202.

      No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the underwriter. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdictions.

STATEMENT OF ADDITIONAL INFORMATION

MORGAN FUNSHARES, INC.

A Closed-end Management Investment Company

587,995 Shares of Common Stock

Issuable Upon Exercise of
Rights to Subscribe for Such Shares

      This Statement of Additional Information (“SAI”) is not a prospectus; however, it should be read in conjunction with the prospectus dated                     , 2002, issued by MORGAN FUNSHARES, INC., a copy of which can be obtained upon oral or written request. In order to request a copy of the prospectus, call Fifth Third Bank, the Fund’s information agent, at (800) 837-2755 or send a written request to Fifth Third Bank at Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza MD-10AT66, Cincinnati, Ohio 45202. Prospective investors may also review the Fund’s prospectus at the Commission’s website, http://www.sec.gov.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this SAI is                     , 2002

GENERAL INFORMATION AND HISTORY	B-3
INVESTMENT OBJECTIVE AND POLICIES	B-3
MANAGEMENT	B-5
A. DIRECTORS	B-5
B. BOARD COMMITTEES	B-6
C. DIRECTORS’ OWNERSHIP INTERESTS IN THE FUND	B-8
D. DIRECTORS’ RELATIONSHIPS WITH THE INVESTMENT ADVISER AND RELATED ENTITIES	B-8
E. COMPENSATION OF DIRECTORS AND OFFICERS	B-8
F. CODE OF ETHICS	B-9
G. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-9
INVESTMENT ADVISORY AND OTHER SERVICES	B-9
A. INVESTMENT ADVISER	B-9
B. OTHER MANAGEMENT SERVICES	B-10
BROKERAGE ALLOCATION AND OTHER PRACTICES	B-10
FINANCIAL STATEMENTS	B-11

GENERAL INFORMATION AND HISTORY

      The Fund was initially incorporated in July, 1983 under the laws of the State of Ohio, and under the name SinShares, Inc. On August 31, 1989, the Fund’s name was changed from SinShares, Inc. to FunShares, Inc. The name change arose out of marketing considerations and was in no way related to any bankruptcy, receivership, succession, or reorganization. At that time, the Fund began operating as a privately-held investment fund. On April 26, 1994, the Fund again changed its name to MORGAN FUNSHARES, INC., also for marketing reasons. On June 2, 1994, the Fund went public as a closed-end management investment company. The Fund has engaged in no business other than that of an investment company.

INVESTMENT OBJECTIVE AND POLICIES

      The objective of the Fund is to obtain appreciation of capital. The Fund seeks to achieve that objective by investing, under normal market conditions, at least 80% of the value of the Fund’s total assets in equity securities (including common stock, preferred stock and convertible bonds) of companies which derive 50% or more of their revenues from any of the following activities: (1) manufacturing, wholesaling or retailing of alcoholic or malt beverages, soft drinks and flavorings, tobacco products, cosmetics and toiletries, health care products, disposable paper products or toys, video and electronic games, gaming equipment, sporting and recreational goods, (2) radio or television broadcasting, (3) publishing, (4) motion picture production, distribution or related services, or (5) owning or operating eating or drinking establishments, cable television networks or systems, motion picture theaters, race tracks, amusement parks, gambling resorts or other amusement or recreational services. The remainder of the Fund’s assets are, under normal market conditions, invested in equity securities of companies in other industries which are believed to afford attractive opportunities for investment appreciation. However, when the Investment Adviser believes that a temporary defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Fund may invest temporarily in money market instruments having a maturity of 2 years or less, such as obligations of the U.S. Government and its agencies and instrumentalities, certificates of deposit, time deposits and bankers’ acceptances issued by banks, savings and loan associations and similar institutions, and commercial paper rated A-1 or A-2 by Standard & Poor’s Corporation. Additional information about the Fund’s investment objective and policy appears in the prospectus dated           .

      The Fund has adopted the following fundamental policies:

The Fund may not:

1. Invest in securities of issuers which have a record of less than three (3) years’ continuous operation or which are subject to restrictions on disposition under the Securities Act of 1933 if, at the time of such purchase, more than fifteen percent (15%) of its assets (taken at value) would be so invested.

2. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of mutual funds which invest in debt securities in accordance with their objectives and policies are not prohibited.

3. Borrow money except for temporary or emergency purposes from banks and then only in an amount not to exceed five percent (5%) of the Fund’s net assets, without regard to the amount of senior securities outstanding under Item 15 below; or pledge the Fund’s securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

4. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

5. Write (sell) or purchase put or call options, combinations thereof or similar options.*

*	Historically, the Fund has not sold or purchased put or call options or similar devices. However, in recent months the Fund’s board of directors has discussed the possibility of employing such devices in the future. No formal recommendation has been made on this issue, and no change to the Fund’s policy can be made without first seeking and obtaining the requisite vote of a majority of shareholders.

6. Purchase or retain any securities of an issuer if any of the officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

7. Invest for the purpose of exercising control or management of another issuer.

8. Invest in commodities or commodity futures contracts or in real estate or real estate limited partnerships, although it may invest in open-end investment companies which invest in real estate securities.

9. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

10. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

11. Invest in securities of any investment company, if immediately after such purchase or acquisition the Fund would own (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

12. Acquire more than 10% of the outstanding voting securities of any one issuer.

13. Purchase the securities of any issuer if, as to 50% of the Fund’s total assets, such purchase at the time thereof would cause more than 5% of the value of the total assets to be invested in the securities of any one issuer or, as to the remaining 50% of total assets, such purchase at the time would cause more than 25% of the value of the total assets to be invested in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

14. Invest more than 25% of the Fund’s total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

15. Issue senior securities, except (i) in the case of senior securities representing indebtedness provided that the Fund must have “asset coverage” of at least 300%, (ii) in the case of senior securities representing stock, provided that the Fund must have “asset coverage” of at least 200%, and (iii) borrowing to the extent set forth in Item 3 above. “Asset coverage” of a class of senior security representing an indebtedness means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. “Asset coverage” of a class of senior security which is a stock means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary preference of such class of senior security which is a stock.

      For purposes of compliance with the fundamental policies set forth above, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

      There has been no significant change in the Fund’s portfolio turnover rates over the last two fiscal years. The Fund does not anticipate a significant change in its portfolio turnover rate for the present period.

MANAGEMENT

A. Directors

				Number of
				Portfolios
				in Fund
	Positions	Term of Office		Complex
	Held With	and Length of	Principal Occupation	Overseen	Other Directorships
Name, Address, and Age	Registrant	Time Served	During Past 5 Years	by Director	Held by Director*

Disinterested Directors
William A. Dougherty 10 W. Streetsboro Street Hudson, OH 44236 Age: 44	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President and Chief Executive Officer of Morgan Bank, N.A.	1	None

J. Martin Erbaugh 5100-C Darrow Road Hudson, OH 44236 Age: 55	Director of the Fund	Has served since 1994 Current term expires at Annual Meeting for 2003	President of The JM Erbaugh Company.	1	Chairman of the Board of Directors of Lesco, Inc. (a manufacturer and seller of lawn care and golf course maintenance products)

William H. Fellows FC Machine Tool & Design 1474 Main Street Cuyahoga Falls, OH 44221 Age: 85	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	Independent Consultant to FC Machine Tool & Design, Inc. (a manufacturer of metal parts).	1

James M. Hojnacki 75 East Market Street Akron, OH 44308 Age: 41	Director of the Fund	Has served since 1996 Current term expires at Annual Meeting for 2003	Regional Vice President for Provident Bank	1	None

John P. Laird 1360 N. Sandburg Terrace Suite 1703 Chicago, IL 60610 Age: 61	Director of the Fund	Has served since 2001 Current term expires at Annual Meeting for 2003	President of JPL Associates, Inc.(a marketing consulting firm) since 1995 Director of Business Development for SGS Net, LLC (internet design/marketing company) from 2000 to present Registered Representative with Financial Network Investment Corp. (an investment advisory company) since 2001	1	None

Leonard W. Lindh 53 Trumbull Drive Hudson, OH 44236 Age: 75	Director of the Fund	Has served since October, 2002 Current term expires at Annual Meeting for 2003	National Accounts Manager of Farrel Corp. from 1956-1999	1	None

				Number of
				Portfolios
				in Fund
	Positions	Term of Office		Complex
	Held With	and Length of	Principal Occupation	Overseen	Other Directorships
Name, Address, and Age	Registrant	Time Served	During Past 5 Years	by Director	Held by Director*

Interested Directors
Burton D. Morgan** 10 W. Streetsboro St. Hudson, OH 44236 Age: 86	Director and Chairman of the Board of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Chairman of Morgan Bank, N.A. President of Basic Search, Inc. (a venture capital firm) Investment Adviser (sole proprietorship)	1	Director of Multi Color, Inc. (supplier of decorative label solutions and packaging services) Director of Morgan Adhesives, Inc. (an adhesives manufacturer)

Robert F. Pincus** 1404 E. 9th St., 6th Floor Cleveland, OH 44114 Age: 58	Director of the Fund President of the Fund	Has served since 1993 Current term expires at Annual Meeting for 2003	Assistant Vice President, Senior Investment Executive with Fifth Third Securities, Inc. since 2001 Employed by various affiliates of Fifth Third and its predecessor Maxus since 1985	1	None

James C. Onorato** 6559 Wilson Mills Rd., #102 Cleveland, OH 44143 Age: 46	Director of the Fund Vice President of the Fund	Has served as director since 1998 Current term expires at Annual Meeting for 2003	President of Summit Capital, Inc.(a financial services company) since 1998 Vice President/ Portfolio Manager for Maxus Investment Group (now Fifth Third/Maxus Investment Advisors) from 1995-1997	1	None

*	Only directorships in publicly held companies are set forth here.

**	Mr. Morgan is an “interested person” as defined by the Investment Company Act of 1940 by reason of being an officer of the Fund, by reason of his acting as investment adviser to the Fund and by reason of his beneficial ownership of approximately 49.3% of the outstanding shares of the Fund. Messrs. Pincus and Onorato are “interested persons” due to their serving as officers of the Fund. Additionally, Fifth Third Bank, Mr. Pincus’ employer, is related to Fifth Third Securities, an entity which frequently executes trades for the Fund.

     There are no understandings or arrangements between any director or officer and other persons concerning the director’s or officer’s selection as such.

B. Board Committees

     Executive Committee

      The Executive Committee was created at the October 22, 2002 regular meeting of the Board of Directors. Its purpose is to conduct routine ministerial business of the Fund between regular meetings of the Board of Directors. The Executive Committee in no way supplants the full Board or diminishes its powers. Mr. Pincus, Mr. Fellows, and Mr. Lindh serve as members of the Executive Committee. The Executive Committee, having been formed recently, has not yet met.

     Audit Committee

      The Audit Committee consists of no fewer than three members, comprised solely of directors who are “independent” within the meaning of NASD Rule 4200, each of whom is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Audit Committee makes recommendations to the Fund’s Board of Directors concerning the engagement of the Fund’s independent public accountants; reviews, with the Fund’s management and the Fund’s auditor, the plans for and scope of the audit procedures to be utilized in connection with the Fund’s annual audit and the results of audit; approves all professional services provided to the Fund by the Fund’s auditors; reviews the adequacy and effectiveness of the Fund’s internal accounting controls; and performs any other duties and functions required by any organization under which the Fund’s securities may be listed. The Audit Committee has responsibility for insuring its receipt, annually, from the Fund’s auditors of a formal written statement delineating all relationships between the auditor and the Fund, consistent with the Independent Standards Board Standard 1. The Audit Committee is also responsible for engaging in an active dialogue with the auditor with respect to any disclosed relationships or services that may impact upon the objectivity and independence of the auditor and for taking, or recommending that the full Board of Directors of the Fund take, appropriate action to oversee the independence of the Fund’s auditor.

      During the fiscal year ending December 31, 2001, the Audit Committee met four times. Mr. Hojnacki serves as chairman of the committee. Messrs. Erbaugh and Pincus also serve on the committee.

     Nominating Committee

      The Nominating Committee consists of no fewer than three members, comprised solely of directors who are “independent” within the meaning of NASD Rule 4200. The Nominating Committee exercises control over the selection and nomination process for directors of the Fund; canvasses, recruits, interviews, and solicits independent director candidates; and, performs any other nomination duties and functions delegated to it by the Fund. Under the Nominating Committee Charter, the Nominating Committee may invite suggestions from the Fund’s investment adviser as to independent directors. It may also accept administrative assistance from the investment adviser in the selection and nomination process. However, the members of the Nominating Committee ultimately exercise their discretion and good faith judgment, independent of participation by the investment adviser or any other person or entity, in nominating director candidates. The Nominating Committee Charter makes no provision for consideration of shareholders’ nominee recommendations.

      Messrs. Fellows, Hojnacki, and Erbaugh currently serve on the Nominating Committee. The Committee meets on an as-needed basis, usually when a vacancy occurs on the Board.

C. Directors’ Ownership Interests in the Fund

		Aggregate Dollar Range of Equity
		Securities in All Registered
		Investment Companies Overseen
Name and Position	Dollar range of Equity	by Director in Family of
with the Fund	Securities in the Registrant*	Investment Companies

J. Martin Erbaugh, Director	$10,001 – 50,000	$10,001 – 50,000

Burton D. Morgan, Director, Chairman of the Board of Directors	Over $100,000	Over $100,000

Robert F. Pincus, Director, President	$10,001 – 50,000	$10,001 – 50,000

William A. Dougherty, Director	0	0

William H. Fellows, Director	$1 – $10,000	$1 – $10,000 (1)

James M. Hojnacki, Director	0	0

James C. Onorato, Director, Vice-President	$1 – $10,000	$1 – $10,000

Leonard Lindh, Director	$1 – $10,000	$1 – $10,000

John P. Laird, Director	0	0

*	Valuation is based upon the share price of $5.08 as of November 25, 2002.

      No disinterested director or member of a disinterested director’s immediate family holds securities in the Fund’s investment adviser or in a person directly or indirectly controlling, controlled by, or under common control with the investment adviser.

D.	Directors’ Relationships with the Investment Adviser and Related Entities

      No director or member of a director’s immediate family has entered into a transaction or contract for more than $60,000 with the investment adviser, companies controlled by or sharing common control with the investment adviser, or other entities related to the Fund as described in Item 18 of the Statement of Additional Information form.

      Under policies adopted by the Fund, the board of directors weighs and considers the following six criteria when annually deciding whether to renew the investment adviser agreement: (1) the extent and quality of the investment advisory services provided; (2) the Fund’s investment performance; (3) the costs of the services provided and the resulting profits to the investment advisor and his affiliates, including the extent to which the investment advisor has realized economies of scale in light of any growth in the Fund; (4) other revenue to the investment advisor derived from his relationship with the Fund; (5) the control of operating expenses of the Fund; and (6) the manner in which portfolio transactions of the Fund are conducted, including the use of soft dollars. Additionally, the board gives due consideration to Mr. Morgan’s financial condition at the time of renewal.

E. Compensation of Directors and Officers

      The Fund pays its disinterested directors nominal compensation for attendance at regular meetings of the board. Each Director who was not acting as the Investment Adviser or was not an interested person of Mutual Shareholder Services, LLC. earns compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended.

      The Board of Directors met five times in fiscal year 2001. Members of the Audit Committee receive $100 for each meeting of the Audit Committee unless such meeting immediately follows a meeting of the Board of Directors. During fiscal year 2001 the Fund’s Directors were paid the following amounts under these arrangements: Mr. Pincus, $600; Mr. Onorato, $500; Mr. Erbaugh, $600; Mr. Fellows, $200; Mr. Dougherty, $100; Mr. Laird, $300; Mr. Hojnacki, $500.

      No director or officer receives pension benefits, retirement benefits, or any form of compensation other than the attendance fees disclosed above.

F. Code of Ethics

      The Fund has adopted a Code of Ethics. Under the Code of Ethics, no director may purchase or sell, directly or indirectly, any security which to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund. The Code sets forth reporting procedures which directors must follow in conducting their personal securities transactions.

      The Investment Adviser has adopted a formal Code of Ethics that is substantially similar to the Fund’s Code of Ethics.

      Copies of the Fund’s Code of Ethics and the Investment Advisor’s Code of Ethics have been filed as exhibits to the prospectus. Investors may also obtain a copy of the Codes at the Commission’s Public Reference Room in Washington, D.C. or through the Commission’s website at http:// www.sec.gov.

G. Control Persons and Principal Holders of Securities

      Mr. Burton D. Morgan, Park Place, 10 West Streetsboro Road, Hudson, Ohio 44236, is a control person with respect to the Fund. He has beneficial ownership of approximately 49.3% (as of November 5, 2002) of the outstanding common shares of the Fund. Mr. Morgan’s shares are owned both of record and beneficially. Mr. Morgan has indicated that he currently intends to exercise rights to acquire $1 million of additional common shares. There can be no assurance regarding the actual exercise of such rights by Mr. Morgan.

      Mr. Luke E. Sims, 777 E. Wisconsin Ave., Suite 3700, Milwaukee, Wisconsin, owns 103,330 shares (8.8%) of the outstanding common shares.

      As of November 25, 2002, the Fund’s nine officers and directors as a group held 597,600 common shares, constituting 50.8% of the outstanding common shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

A. Investment Adviser

      Mr. Burton D. Morgan, acting as a sole proprietor with offices at 10 West Streetsboro Street, Hudson, Ohio, serves as the Fund’s investment adviser under an Investment Advisory Agreement dated April 2, 1996, as modified by an Amendment to Investment Advisory Agreement dated February 19, 2001.

      The advisory agreement provides that Mr. Morgan is entitled to receive an annual fee of .80% of the average value of the Fund’s net assets payable monthly. The advisory agreement also provides that the adviser will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the adviser with respect to that fiscal year. Mr. Morgan received the following investment advisory fees in the past three fiscal years:

•	For the year ending December 31, 2001: $75,088

•	For the year ending December 31, 2000: $89,797

•	For the year ending December 31, 1999: $90,604

      Mr. Morgan advises the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus. He also makes investment decisions with respect to the Fund’s assets and places orders to purchase and sell securities. In all of these efforts, Mr. Morgan is supervised by the Fund’s board of directors.

B. Other Management Services

      The Fund has an Accounting Services Agreement with Mutual Shareholder Services, LLC (formerly an affiliate of Fifth Third / Maxus Investment Advisors. On January 1, 2001, it was purchased by a private buyer). The Accounting Services Agreement provides that Mutual Shareholder Services, LLC. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund. Mutual Shareholder Services received the following compensation in the past three fiscal years:

•	For the year ending December 31, 2001: $46,619

•	For the year ending December 31, 2000: $44,420

•	For the year ending December 31, 1999: $40,079

      Neither the Fund nor the Investment Adviser regularly receives investment advice from any outside entity.

      Fifth Third Bank, Corporate Trust Operations, 38 Fountain Square Plaza MD-10AT66, Cincinnati, Ohio 45202, serves as the Fund’s custodian. In that capacity, it provides transfer agent services (maintaining shareholder records, processing transfers of certificates, keeping a journal sheet); registrar services (maintaining a record of the number of authorized and outstanding shares, registering upon original issue or transfer all certificates for securities); dividend disbursing agent services (preparing, mailing dividend checks; preparing, mailing IRS forms; mailing quarterly financial reports; withholding taxes; filing tax information); and proxy agent services (mailing broker search cards; preparing, mailing, tabulating proxies for the annual meeting). Fifth Third Bank received the following compensation in the past three fiscal years:

•	For the year ending December 31, 2001: 7,476

•	For the year ending December 31, 2000: 7,648

•	For the year ending December 31, 1999: 6,770

      McCurdy & Associates CPA’s, Inc., 27955 Clemens Road, Westlake, OH 44145, serves as independent public accountant to the Fund. McCurdy audits the Fund annually, subject to engagement by the Fund’s Board of Directors.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      The Fund engages in very little trading, as reflected in the low historical brokerage transaction costs set forth below. The Fund typically relies upon Fifth Third Securities to execute portfolio transactions. Because Mr. Pincus, President of the Fund, is an officer at Fifth Third Securities, the board reviews all transactions on a quarterly basis to ensure that the trades were in the best interests of the Fund and that the Fund received best execution from Fifth Third Securities. Additionally, under current board policy, Mr. Onorato, the vice-president of the Fund, obtains a competing quote for each trade. The board considers this information in assessing the fairness of Fifth Third’s commissions.

      In investing the proceeds from the rights offering, the board intends to obtain quotes from not fewer than three competing major brokerage houses. After the offering proceeds have been invested, the board anticipates that the Fund will return to its historically low trading volume. Fifth Third Securities will be used for portfolio execution, subject to the processes and policies outlined above.

      The Fund has paid the following aggregate brokerage fees to Fifth Third Securities in the past three fiscal years:

Fiscal Year	Aggregate Commissions Paid	Number of Trades

2001	1,742.50	9
2000	5,490.98	13
1999	0	0

FINANCIAL STATEMENTS

      Financial statements for the Fund have been incorporated by reference in the prospectus.

PART C.

Other Information

Item 24. Financial Statements and Exhibits

      (1) Financial Statements:

Included in Part A:

Financial statements included in Part A of this registration statement:

Financial Highlights

Incorporated by reference

Annual Report dated December 31, 2001, including the Report of Independent Accountants, and Semi-Annual Report dated June 30, 2002, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940

      (2) Exhibits

(a)(1)	Amended Articles of Incorporation (August 31, 1989)
(a)(2)	Amendment to Amended Articles of Incorporation (December 17, 1990)
(a)(3)	Amendment to Amended Articles of Incorporation (December 14, 1993)
(a)(4)	Amendment to Amended Articles of Incorporation (February 16, 1994)
(a)(5)	Amendment to Amended Articles of Incorporation (February 17, 1998)
(a)(6)	Amendment to Amended Articles of Incorporation (November 25, 2002)
(b)	Amended Code of Regulations
(c)	Not Applicable
(d)(1)	Form of Specimen Certificate for Common Shares
(d)(2)	Form of Subscription Certificate
(d)(3)	Form of Notice of Guaranteed Delivery
(e)	Not Applicable
(f)	Not Applicable
(g)(1)	Investment Advisory Agreement between Fund and Burton D. Morgan dated April 2, 1996
(g)(2)	First Amendment to Investment Advisory Agreement between Fund and Burton D. Morgan dated February 19, 2001
(h)	Not Applicable
(i)	Not Applicable
(j)	Custody Services Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(1)	Security Services Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(2)	Master Funds Transfer Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(3)	Accounting Services Agreement between Fund and Mutual Shareholder Services Corporation dated February 16, 1994
(l)	Opinion and Consent of Counsel*
(m)	Not Applicable
(n)	Consent of Independent Accountants
(o)	Not Applicable
(p)	Not Applicable

(q)	Not Applicable
(r)(1)	Morgan Funshares Code of Ethics
(r)(2)	Burton D. Morgan, Investment Adviser, Code of Ethics
(s)	Form of Power of Attorney for: William A. Dougherty, J Martin Erbaugh, William H. Fellows, James M. Hojnacki, John P. Laird, Leonard W. Lindh, James C. Onorato, Burton D. Morgan and Robert F. Pincus

*	To be supplied by pre-effective amendment.

Item 25. Marketing Arrangements

      Not Applicable.

Item 26. Other Expenses of Issuance and Distribution

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fee	$365
NASDAQ listing fee	$7,350
Printing	$4,902
Accounting fees and expenses	$2,100
Legal fees and expenses	$125,000
Information Agent fees and expenses	$4,250
Subscription Agent fees and expenses	$7,000
Miscellaneous	0

Total	$150,967

Item 27. Persons Controlled By or Under Common Control with Registrant

      The Registrant is controlled by Burton D. Morgan, who owns beneficially and of record 580,000 common shares, or approximately 49.3% of the Registrant’s common shares outstanding on November 25, 2002. Mr. Morgan is also Director and Chairman of the Board of the Registrant and serves as Registrant’s sole investment adviser.

Item 28. Number of Holders of Securities

      Number of Record Holders of Common Shares as of September 30, 2002:

•	205 registered shareholders

•	35 entities holding shares for an estimated 345 street shareholders

•	TOTAL: 550 holders

Item 29. Indemnification

      Article IV of the Amended Code of Regulations of the Fund reads as follows:

ARTICLE IV

INDEMNIFICATION AND LIMITATION OF LIABILITY

      Section 1. In case any person was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation or its shareholders, by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, the Corporation shall indemnify such person against expenses, including attorneys’ fees, judgments, decrees, fines, penalties, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any matter the subject of a criminal action, suit, or proceeding, he had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and with respect to any matter the subject of a criminal action, suite or proceeding, that he had reasonably cause to believe that his conduct was unlawful.

      Section 2. Subject to the exceptions and limitations contained in The Investment Company Act of 1940 (the “1940 Act”), in case any person was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, the Corporation shall indemnify such person against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnifications shall be made in respect of any of the following: (i) any liability to the Corporation or its shareholders, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office (“disabling conduct”), or (ii) any action or suit in which the only liability asserted against a director is pursuant to Section 1701.95 of the Ohio Revised Code.

      Section 3. To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1 and 2 of this Article IV, or in defense of any claim, issue, or matter therein, the Corporation shall indemnify him against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the action, suit or proceeding.

      Section 4. Any indemnification under Section 2 of this Article IV shall be made by the Corporation only after:

(a) a final decision on the merits by a court or other body before which the claim, action, suit or proceeding referred to in Section 2 was brought that the person to be indemnified was not liable by reason of disabling conduct;

(b) in the absence of such a decision, a reasonable determination based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, such determination to be made by either (i) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Corporation (as defined in the 1940 Act) nor parties to the claim, action, suit or proceeding, or (ii) an independent legal counsel in a written opinion, unless, in either case, there has been a dismissal of the claim, action, suit or proceeding against the person to be indemnified for insufficiency of evidence of any disabling conduct with which he has been charged, in which case indemnification shall be mandatory.

      Section 5. Expenses (including attorneys fees) incurred in defending any claim, action, suit or proceeding may be paid by the Corporation in advance of the final disposition thereof (a) after a determination by a majority of a quorum of the Directors who are neither interested persons of the Corporation nor parties to the claim, action, suit or proceeding, or by independent counsel, in a written opinion, that, based upon a review of readily available facts, there is reason to believe that the person will ultimately by found entitled to indemnification; and (b) upon receipt of a written affirmation by the Director, officer, employee or agent of the Corporation of his good faith belief that the standard of conduct necessary for indemnification has been met; and (c) upon receipt of an undertaking by the person to be indemnified to repay such payment if he shall be found not to be entitled to indemnification; and (d) the person provides a security for his undertaking or the Corporation is insured against losses arising by reason of unlawful advances.

      Section 6. Expenses, including attorneys’ fees, amounts paid in settlement, and (except in the case of an action by or in the right of the Corporation) judgments, decrees, fines and penalties, incurred in connection with any potential, threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by any person or by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or profit, partnership, joint venture, trust or other enterprise, may be paid or reimbursed by the Corporation, as authorized by the Board of Directors upon a determination that such payment or reimbursement is in the best interests of the Corporation; provided, however, that, unless all directors are interested, the interested directors shall not participate and a quorum shall be one-third of the disinterested directors.

      Section 7. The indemnification authorized by this Article IV shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles of Incorporation or these Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

      Section 8. The Corporation may purchase and maintain insurance or furnish similar protection, including, but not limited to, trust funds, letters of credit or self-insurance, on behalf of or for any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have indemnified him against such liability under this Article IV. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

      Section 9. The authority of the Corporation to indemnify persons pursuant to Sections 1 and 2 of this Article IV does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to Sections 5, 6, 7 and 8 of this Article IV. Sections 1 and 2 of this Article IV do not create any obligation to repay or return payments made by the Corporation pursuant to Sections 5, 6, 7 and 8 of this Article IV.

      Section 10.

(a) No person shall be found to have violated his duties to the Corporation as a director of the Corporation in any action brought against such director (including actions involving or affecting any of the following: (i) a change or potential change in control of the Corporation; (ii) a termination or potential termination of his service to the Corporation as a director; or (iii) his service in any other position or relationship with the Corporation), unless it is proved by clear and convincing evidence that the director has not acted: (i) in good faith; (ii) in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; or (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances. Notwithstanding the foregoing, nothing contained in this paragraph (a) limits the relief available under Section 1701.60 of the Ohio Revised Code.

(b) In performing his duties, a director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, that are prepared or presented by: (i) one or more directors, officers, or employees of the Corporation whom the director reasonably believes are reliable and competent in the matters prepared or presented; (ii) legal counsel, public accountants, or other persons as to matters that the director reasonably believes are within the person’s professional or expert competence; or (iii) a committee of the directors upon which he does not serve, duly established in accordance with the provisions of these Regulations as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

(c) A director in determining what he reasonably believes to be in the best interests of the Corporation shall consider the interests of the Corporation’s shareholders and, in his discretion, may consider (i) the interests of the Corporation’s employees, suppliers, creditors and customers; (ii) the economy of the state and nation; (iii) community and societal considerations; and (iv) the long-term as well as short-term interests of the Corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the Corporation.

(d) A director shall be liable in damages for any action he takes or fails to take as a director only if it is provide by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation. Notwithstanding the foregoing, nothing contained in this paragraph (d) affects the liability of directors under Section 1701.95 of the Ohio Revised Code or limits relief available under Section 1701.60 of the Ohio Revised Code.

      Section 11. As used in Article IV, references to the Corporation include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such a constituent corporation as a director, trust, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article IV with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity. As used in Article IV, words of the masculine gender shall include the feminine gender.

Item 30. Business and Other Connections of Investment Adviser

      Mr. Morgan serves as the Chairman of Morgan Bank, N.A. He is the president of Basic Search, Inc., a venture capital firm. He serves as a director for Multi Color, Inc., a supplier of decorative labeling solutions and packaging services. He is a director of Morgan Adhesives, Inc., an adhesives manufacturer.

Item 31. Location of Accounts and Records

      Registrant maintains the records required to be maintained by it under Rules 31a-1(a), and 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at the Fund’s offices, Park Place, 10 Streetsboro Road, Hudson, Ohio 44236; at Fifth Third Securities, 1404 East Ninth Street, 6th Floor, Cleveland, Ohio 44114; and at the offices of Mutual & Shareholder Services Corporation, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141. Certain records, including record relating to Registrant’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant’s transfer agent or custodian.

Item 32. Management Services

      Not applicable.

Item 33. Undertakings

(1)	The Registrant undertakes to suspend the offering of common shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(6)	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting part B of this Registration Statement.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N -2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, and the State of Ohio on the 6th day of December, 2002.

MORGAN FUNSHARES, INC.

BY	/s/ BURTON D. MORGAN*

BURTON D. MORGAN,
Chairman of the Board

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

Signatures	Title	Date

/s/ BURTON D. MORGAN* Burton D. Morgan	Chairman of the Board (chief executive officer)	December 6, 2002

/s/ ROBERT F. PINCUS* Robert F. Pincus	President (principal financial and accounting officer) and Director	December 6, 2002

/s/ WILLIAM A. DOUGHERTY* William A. Dougherty	Director	December 6, 2002

/s/ J. MARTIN ERBAUGH* J. Martin Erbaugh	Director	December 6, 2002

/s/ WILLIAM H. FELLOWS* William H. Fellows	Director	December 6, 2002

/s/ JAMES M. HOJNACKI* James M. Hojnacki	Director	December 6, 2002

/s/ JOHN P. LAIRD* John P. Laird	Director	December 6, 2002

/s/ LEONARD W. LINDH* Leonard W. Lindh	Director	December 6, 2002

/s/ JAMES C. ONORATO* James C. Onorato	Director	December 6, 2002

*By	/s/ ROBERT F. PINCUS ____________________________________ Robert F. Pincus Attorney-in-Fact

INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number	Exhibit

(a)(1)	Amended Articles of Incorporation (August 31, 1989)
(a)(2)	Amendment to Articles of Incorporation (December 17, 1990)
(a)(3)	Amendment to Articles of Incorporation (December 14, 1993)
(a)(4)	Amendment to Articles of Incorporation (February 16, 1994)
(a)(5)	Amendment to Articles of Incorporation (February 17, 1998)
(a)(6)	Amendment to Articles of Incorporation (November 25, 2002)
(b)	Amended Code of Regulations
(d)(1)	Form of Specimen Certificate for Common Shares
(d)(2)	Form of Subscription Certificate
(g)(1)	Investment Advisory Agreement between Fund and Burton D. Morgan dated April 2, 1996
(g)(2)	First Amendment to Investment Advisory Agreement between Fund and Burton D. Morgan dated February 19, 2001
(j)	Custody Services Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(1)	Security Services Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(2)	Master Funds Transfer Agreement between Fund and Fifth Third Bank dated September 17, 2001
(k)(3)	Accounting Services Agreement between Fund and Mutual + Shareholder Services Corporation dated February 16, 1994
(n)	Consent of Independent Accountants
(r)(1)	Morgan Funshares Code of Ethics
(r)(2)	Burton D. Morgan, Investment Adviser, Code of Ethics
(s)	Form of Power of Attorney for: William A. Dougherty, J Martin Erbaugh, William H. Fellows, James M. Hojnacki, John P. Laird, Leonard W. Lindh, James C. Onorato, Burton D. Morgan and Robert F. Pincus